EXHIBIT 10.25
SECOND AMENDMENT TO
LOAN AGREEMENT
     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of September 23, 2004, is entered into between HOWARD SHAO (the “Lender”), and NATURADE, INC., a Delaware corporation (the “Borrower”).
RECITALS
     A. The Borrower and the Lender have entered into a LOAN AGREEMENT dated as of August 31, 2000, (the “Loan Agreement”). Capitalized terms used herein have the meanings given to them in the Loan Agreement unless otherwise specified.
     B. The Borrower has requested that the Lender amend the payment provisions of the Loan Agreement.
AMENDMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Amendments to Loan Agreement.
a.	Effective September 23, 2004 payments on the Loan Agreement will be amended as follows:
On or before December 31, 2004 Borrower will pay principal of $112,345.22 plus accrued interest from March 1, 2004.
     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.
Naturade, Inc.
/s/Bill D. Stewart
Bill D. Stewart
President & CEO
/s/Howard Shao
Howard Shao